                                                                   EXHIBIT 10.14

                                   EXHIBIT C-6

                               SECURITY AGREEMENT


This Security Agreement is made as of June 1, 2000 between Silicon Energy Corp., a California corporation ("Pledgee"), and Jack Jenkins-Stark ("Pledgor").


                                    Recitals

         Pursuant to Pledgor's election to purchase Shares under the Option Agreement dated April 27, 2000 (the "Option"), between Pledgor and Pledgee under Pledgee's 1998 Incentive Stock Plan, and Pledgor's election under the terms of the Option to pay for such shares with his promissory note (the "Note"), Pledgor has purchased 250,000 shares of Pledgee's Common Stock (the "Shares") at a price of $2.00 per share, for a total purchase price of $500,000. The Note and the obligations thereunder are as set forth in Exhibit C-7 to the Option.

         NOW, THEREFORE, it is agreed as follows:

         1. Creation and Description of Security Interest. In consideration of the transfer of the Shares to Pledgor under the Option Agreement, Pledgor, pursuant to the California Commercial Code, hereby pledges all of such Shares (herein sometimes referred to as the "Collateral") represented by certificate number 60, duly endorsed in blank or with executed stock powers, and herewith delivers said certificate to the Secretary of Pledgee ("Pledgeholder"), who shall hold said certificate subject to the terms and conditions of this Security Agreement.

            The pledged stock (together with an executed blank stock assignment for use in transferring all or a portion of the Shares to Pledgee if, as and when required pursuant to this Security Agreement) shall be held by the Pledgeholder as security for the repayment of the Note, and any extensions or renewals thereof, to be executed by Pledgor pursuant to the terms of the Option, and the Pledgeholder shall not encumber or dispose of such Shares except in accordance with the provisions of this Security Agreement.

         2. Pledgor's Representations and Covenants. To induce Pledgee to enter into this Security Agreement, Pledgor represents and covenants to Pledgee, its successors and assigns, as follows:

           (a) Payment of Indebtedness. Pledgor will pay the principal sum of the Note secured hereby, together with interest thereon, at the time and in the manner provided in the Note.

           (b) Encumbrances. The Shares are free of all other encumbrances, defenses and liens, and Pledgor will not further encumber the Shares without the prior written consent of Pledgee.

            (c) Margin Regulations. In the event that Pledgee's Common Stock is now or later becomes margin-listed by the Federal Reserve Board and Pledgee is classified as a "lender" within the meaning of the regulations under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G"), Pledgor agrees to cooperate with Pledgee in making any amendments to the Note or providing any additional collateral as may be necessary to comply with such regulations.

         3. Voting Rights. During the term of this pledge and so long as all payments of principal and interest are made as they become due under the terms of the Note, Pledgor shall have the right to vote all of the Shares pledged hereunder.

         4. Stock Adjustments. In the event that during the term of the pledge any stock dividend, reclassification, readjustment or other changes are declared or made in the capital structure of Pledgee, all new, substituted and additional shares or other securities issued by reason of any such change shall be delivered to and held by the Pledgee under the terms of this Security Agreement in the same manner as the Shares originally pledged hereunder. In the event of substitution of such securities, Pledgor, Pledgee and Pledgeholder shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Collateral and, upon such substitution, references to "Shares" in this Security Agreement shall include the substituted shares of capital stock of Pledgor as a result thereof.

         5. Options and Rights. In the event that, during the term of this pledge, subscription Options or other rights or options shall be issued in connection with the pledged Shares, such rights, Options and options shall be the property of Pledgor and, if exercised by Pledgor, all new stock or other securities so acquired by Pledgor as it relates to the pledged Shares then held by Pledgeholder shall be immediately delivered to Pledgeholder, to be held under the terms of this Security Agreement in the same manner as the Shares pledged.

         6. Default. Pledgor shall be deemed to be in default of the Note and of this Security Agreement in the event:

           (a) Payment of principal or interest on the Note shall be delinquent for a period of 10 days or more; or

           (b) Pledgor fails to perform any of the covenants set forth in the Option or contained in this Security Agreement for a period of 10 days after written notice thereof from Pledgee.

           In the case of an event of Default, as set forth above, Pledgee shall have the right to accelerate payment of the Note upon notice to Pledgor, and Pledgee shall thereafter be entitled to pursue its remedies under the California Commercial Code.

         7. Release of Collateral. Subject to any applicable contrary rules under Regulation G, there shall be released from this pledge a portion of the pledged Shares held by Pledgeholder hereunder upon payments of the principal of the Note. The number of the pledged Shares which shall be released shall be that number of full Shares which bears the same proportion to the initial number of Shares pledged hereunder as the payment of principal bears to the initial full principal amount of the Note.

         8. Withdrawal or Substitution of Collateral. Pledgor shall not sell, withdraw, pledge, substitute or otherwise dispose of all or any part of the Collateral without the prior written consent of Pledgee.

         9. Term. The within pledge of Shares shall continue until the payment of all indebtedness secured hereby, at which time the remaining pledged stock shall be promptly delivered to Pledgor, subject to the provisions for prior release of a portion of the Collateral as provided in paragraph 7 above.

         10. Insolvency. Pledgor agrees that if a bankruptcy or insolvency proceeding is instituted by or against it, or if a receiver is appointed for the property of Pledgor, or if Pledgor makes an assignment for the benefit of creditors, the entire amount unpaid on the Note shall become immediately due and payable, and Pledgee may proceed as provided in the case of default.

         11. Pledgeholder Liability. In the absence of willful or gross negligence, Pledgeholder shall not be liable to any party for any of his acts, or omissions to act, as Pledgeholder.

         12. Invalidity of Particular Provisions. Pledgor and Pledgee agree that the enforceability or invalidity of any provision or provisions of this Security Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

         13. Successors or Assigns. Pledgor and Pledgee agree that all of the terms of this Security Agreement shall be binding on their respective successors and assigns, and that the term "Pledgor" and the term "Pledgee" as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

         14. Governing Law. This Security Agreement shall be interpreted and governed under the internal substantive laws, but not the choice of law rules, of California.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


"PLEDGOR"                              /s/ Jack F. Jenkins-Stark
                                       -----------------------------------------
                                       Signature

                                       Jack F. Jenkins-Stark
                                       -----------------------------------------
                                       Print Name

                                       Address:    613 Murray Lane
                                                   -----------------------------

                                                   Lafayette, CA  94549
                                                   -----------------------------


"PLEDGEE"                              SILICON ENERGY CORP.
                                       a California corporation

                                       /s/ John Woolard
                                       -----------------------------------------
                                       Signature

                                           John Woolard
                                       -----------------------------------------
                                       Print Name

                                           President, CEO
                                       -----------------------------------------
                                       Title


                                       /s/ Mario Rosati
"PLEDGEHOLDER"                         -----------------------------------------
                                       Secretary of Silicon Energy Corp.

                                   EXHIBIT C-7

                                      NOTE


$500,000.00                                                  Alameda, California


                                                                    June 1, 2000


FOR VALUE RECEIVED, Jack Jenkins-Stark promises to pay to Silicon Energy Corp., a California corporation (the "Company"), or order, the principal sum of Five Hundred Thousand Dollars and Zero Cents ($500,000.00), together with interest on the unpaid principal hereof from the date hereof at the rate of 10% per annum, compounded semiannually.

         Principal and interest shall be due and payable on June 1, 2002. Payment of principal and interest shall be made in lawful money of the United States of America.

         The undersigned may at any time prepay all or any portion of the principal or interest owing hereunder.

         This Note is subject to the terms of the Option, dated as of April 27, 2000. This Note is secured in part by a pledge of the Company's Common Stock under the terms of a Security Agreement of even date herewith and is subject to all the provisions thereof.

         The holder of this Note shall have full recourse against the undersigned, and shall not be required to proceed against the collateral securing this Note in the event of default.

         In the event the undersigned shall cease to be an employee, director or consultant of the Company for any reason, this Note shall, at the option of the Company, be accelerated, and the whole unpaid balance on this Note of principal and accrued interest shall be immediately due and payable.

         Should any action be instituted for the collection of this Note, the reasonable costs and attorneys' fees therein of the holder shall be paid by the undersigned.



                                       /s/ Jack Jenkins-Stark
                                       -----------------------------------------
                                       Jack Jenkins-Stark

                               AMENDMENT NO. 1 TO
                                 PROMISSORY NOTE



     This Amendment No. 1 to Promissory Note (the "Amendment") by and between Jack Jenkins-Stark ("Promisor") and Silicon Energy Corp. (the "Company") is entered into as of this 12th day of June, 2001.

                                    RECITALS

     WHEREAS, in connection with the exercise of an option to purchase 250,000 shares of common stock of the Company, Promisor issued to the Company a note, dated as of June 1, 2000, for the principal sum of Five Hundred Thousand Dollars ($500,000.00) with an interest rate of ten percent (10%) per annum, a copy of which is attached hereto as Exhibit A (the "Note");

     WHEREAS, In connection with and in order to induce Promisor's continued employment with the Company, the board of directors of the Company has approved a reduction in the interest rate payable on the principal of the Note from the date of this Amendment;

     NOW, THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the Company and the Promisor agree as follows:

     1. That the Note is hereby amended such that the interest payable on the unpaid principal of the Note from the date hereof shall be at the rate of four and eleven one-hundredths percent (4.11%) per annum.

     2. All other provisions of the Note shall remain in full force and effect.

     IN   WITNESS WHEREOF, each of the parties hereto has executed this
Amendment No. 1 to Promissory Note, as of the date first written above.


                                         SILICON ENERGY CORP.

                                         By: /s/ JOHN WOOLARD
                                             -----------------------------------
                                         Name: John Woolard
                                         Title: CEO and President

                                             /s/ JACK JENKINS-STARK
                                             -----------------------------------
                                             Name: Jack Jenkins-Stark